Exhibit 77Q(1)(e)


Amendment No.1 dated July 1, 2005 to Sub-advisory Agreement dated October 29, 2002 among Registrant on behalf of Harris Large Cap Value Fund, IXIS Advisors and Harris Associates is incorporated by reference to exhibit (d)(2)(ii) to PEA No. 128 to the Registration Statement filed on January 30, 2006. (Accession No. 0001193125-06-015195).